UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2011 (June 29, 2011)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

Exhibit 99, which is incorporated by reference herein, is being filed for the purpose of providing, in one location, a description of the common stock of Protective Life Corporation (“Protective”).  In accordance with the interpretations of the staff of the Division of Corporation Finance (the “Division”) of the Securities and Exchange Commission (the “SEC”) set forth in Questions 123.07 and 126.23 of the Division’s Securities Act Forms Compliance and Disclosure Interpretations, the description of Protective’s common stock set forth in Exhibit 99 will be available for incorporation by reference into certain of Protective’s filings with the SEC under the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration statements.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                Exhibits:

Exhibit No.	Description

99	Description of Capital Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller and Chief Accounting Officer

Dated:    June 29, 2011